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                       SECURITIES EXCHANGE AND COMMISSION

                            Washington, D. C.  20549

                                  ____________

                                    FORM 8-K

                                 CURRENT REPORT

                                  ____________



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                                 Date of Report
                (Date of earliest event reported): July 2, 1997



                               BEI Electronics, Inc.
                      ------------------------------------------------
             (Exact name of registrant as specified in its charter)


    Delaware                     0-17885                        71-0455756
 --------------      -------------------------------     ----------------------
(State of              (Commission File Number)               (IRS Employer
Incorporation)                                              Identification No.)


           One Post Street, San Francisco, California          94104
          ---------------------------------------------------------------
             (Address of principal executive offices)      (Zip Code)


                               (415) 956-4477
            ----------------------------------------------------------
              (Registrant's telephone number, including area code)
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ITEM 5.  OTHER EVENTS.

     The press release dated July 2, 1997, attached hereto as Exhibit 99, is incorporated herein by reference.

ITEM 7.  EXHIBITS.

          99  Press release dated July 2, 1997.

                                       2
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                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                              BEI ELECTRONICS, INC.


Dated:  July 7, 1997          By:   /s/ Gary D. Wrench
                                  ----------------------------
                                    Gary D. Wrench
                                    Senior Vice President and
                                    Chief Financial Officer

                                       3
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                               INDEX TO EXHIBITS



                                              Page number in
Exhibit                                       sequentially
Number                                        numbered version
------                                        ----------------


99        Press Release dated July 2, 1997.        5

                                       4